                                                                    EXHIBIT 10.2

                              FIRST AMENDMENT TO
           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
                     (3450 S. LaBrea Avenue, Los Angeles)
                     ------------------------------------

     THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET ("Amendment") is made as of this 29th day of February, 2000 by and between EXPOSITION PROPERTY ASSOCIATES, LLC, a Delaware limited liability company ("Lessor") and HOMEGROCER.COM, INC., a Delaware corporation ("Lessee"), with reference to the following:

                                    Recitals
                                    --------

     A. Lessor and Lessee have entered into that certain Standard
Industrial/Commercial Single-Tenant Lease -- Net, dated as of July 23, 1999 (the "Lease") for that certain leased premises described therein containing approximately 330,000 leaseable square feet in that certain commercial/industrial building owned by Lessor, commonly known as 3450 S. La Brea Avenue, in the City and County of Los Angeles, State of California, and defined as the Project in the Lease.

     B. Lessee desires to lease all remaining leaseable space of the Project under the Lease, among other amendments, and Lessor and Lessee desire and intend, by this Amendment, to amend the Lease to provide such additional leaseable space to Lessee under the Lease, among other amendments, subject to, and in accordance with, the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and agreements of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend the Lease as follows:

     1. Incorporation of Recitals; Definitions: Recital Paragraphs A and B above
        --------------------------------------
are hereby incorporated below as substantive provisions of this Amendment. Any capitalized term not defined in this Amendment shall have the meaning ascribed to such term in the Lease.

     2. Additional Premises: Lease Paragraph 1.2, Lease Addendum Paragraph 50,
        -------------------
and all related provisions of the Lease are hereby amended to include in the definition of the term "Premises," in addition to that portion of the Project shown and described in the site plan attached to the Lease at Exhibit "A" (the "Original Premises"), all remaining leaseable space of both floors of the Project (the "Additional Premises"), as shown on the revised site plan attached to this Amendment at Exhibit "A" and incorporated herein by this reference. The Original Premises and Additional Premises shall be referred to collectively as the Premises, and all references in the Lease, including this Amendment, to the Premises shall mean and refer to the Original Premises under the Lease and the Additional Premises under this Amendment, collectively. The site plan attached at Exhibit "A" to this Amendment shall supersede and replace in its entirely the site plan attached at Exhibit "A" to the Lease. All references in Lease Addendum Paragraph 50 and all other provisions of the Lease to the 330,000 leaseable square footage of the Premises are hereby amended to refer to 384,037 leaseable square feet. All rights, duties, and obligations of the parties, respectively, under the Lease relating to the Premises shall apply equally, from and after the date of this Amendment, to the Additional Premises as part of the Premises.

     3. Base Rent: Lease Addendum Paragraph 54 is hereby deleted in its entirety
        ---------
and the following new Lease Addendum Paragraph 54 is substituted in lieu thereof:

          54. Base Rent and Adjustment. [continued from Paragraph 1.5] Lessee shall pay the following base rent (the "Base Rent") for the Premises during the periods provided below:

          (1) From the Rent Commencement Date through the thirty-sixth (36) month, inclusive, of the Lease Term --, $2,195,355.36 per year, payable in monthly installments of $182,946.28;

          (2)  During the thirty-seventh (37th) month through the seventy-second
               (72nd) month, inclusive, of the Lease Term -- $2,379,693.12 per year, payable in monthly installments of $198,307.76;

          (3) During the seventy-third (73rd) month through the one hundred twentieth (120th) month, inclusive, of the Lease Term -- $2,564,030.88 per year, payable in monthly installments of $213,669.24;

          (4) During the one hundred twenty-first (121th) month through the one hundred fifty-sixth (156th) month, inclusive, of the Lease Term -
               - $2,794,453.08 per year, payable in monthly installments of $232,871.09;

          (5) During the one hundred fifty-seventh (157th) month through the Expiration Date, inclusive, of the Lease Term -- $3,024,875.28 per year, payable in monthly installments of $252,072.94; and

          (6) If Lessee shall exercise one or more of the Options, the Fair Market Rental, as provided in Addendum Paragraph 51 above.

Lease Section 1.6 shall be amended to delete the reference to $158,400 as the first monthly installment of Base Rent paid to Lessor upon execution of the Lease and to substitute therefor a reference to $182,946.28. Concurrently with the mutual execution and delivery to Lessee of a fully executed original of this Amendment, Lessee shall pay to Lessor the difference between the monthly installment amounts specified in the preceding sentence.

     4.    No Change in Letter of Credit: Notwithstanding any provision of this
           -----------------------------
Amendment, the stated amount of the Letter of Credit shall remain One Million Four Hundred Fifty Thousand Dollars ($1,450,000), as provided in Lease Addendum Paragraph 55 and shall neither be increased nor decreased by this Amendment.

     5.    Term: Lease Addendum Paragraphs 52(a) and (b) and Exhibit "B" are
           ----
hereby deleted in their entirety (but not Lease Addendum Paragraphs 52[c] and [d] which will remain in full force and effect and shall be renumbered as Paragraphs 52[g] and [h]), and the following new Lease Addendum Paragraphs 52(a) through (f) are substituted in lieu thereof:

          52. Term; Commencement; Expiration; and Extension of Term. [continued from Paragraph 1.3] The Commencement Date shall mean and refer to the date of this Lease.

     (a) Rent Commencement Date: The Rent Commencement Date shall mean and refer
         ----------------------
     to the earlier to occur of:

          (i) the date on which Lessee first opens for business to the general public in the Premises; or

          (ii) sixty (60) days after the Delivery Date (as defined below);

     subject to termination for Lessor's failure to substantially complete as provided in Lease Addendum Section 52(f) below. The Expiration Date shall mean and refer to the final business day of the one hundred eightieth (180th) complete calendar month after the Rent Commencement Date, subject to earlier termination in accordance with the provisions of this Lease and subject further to Lessee's options to extend such Original Term as provided below.

     (b) Landlord's Work: Lessor shall use commercially reasonable efforts to
         ---------------
     diligently prosecute and substantially complete in a timely manner, at Lessor's sole cost and expense, the improvements of the Project described in Exhibit "B-1" attached hereto (collectively, "Landlord Work"). In addition, Lessor agrees to pay to Lessee the amounts specified in the attached Exhibit "B-2" in lieu of Lessor's construction or installation of the identified improvements, (the "In-Lieu Payments"), within thirty (30) days after written request of Lessee therefor made from and after Lessor's completion of Landlord Work, together with reasonably detailed back-up documentation satisfactory to Lessor of such amounts actually incurred by Lessee. The improvements identified on the attached Exhibit "B-2" in connection with the In-Lieu Payments shall be completed by Lessee, at Lessee's sole cost and expense including any amounts in excess of the In-Lieu Payments, as part of the Tenant Improvements Work (as defined below). The In-Lieu Payments to be paid by Lessor shall be in addition to the Allowance (as defined and described in the Tenant Improvements Work Letter attached hereto at Exhibit "C" and incorporated by this reference). Lessor shall have no obligation whatsoever with respect to the Tenant Improvements Work, including without limitation, any improvements with respect to which the In-Lieu Payments are made as provided in Exhibit "B-2." Lessor shall complete the Landlord Work in good and workmanlike manner, in lien-free condition, and free of defects in materials and workmanship. All references in the Lease to Base Building Work to be completed by Lessor shall be amended to refer to Landlord Work, and Landlord Work shall be strictly limited to the improvements described in the attached Exhibit "B-1."

     (c) Tenant Improvements Work: Except for Landlord's obligation for the
         ------------------------
     Landlord Work and the In-Lieu Payments, all improvements to the Project of any kind or nature whatsoever desired by Lessee or required by governmental authorities specifically in connection with Lessee's permitted use of the Premises, including without limitation all improvements listed on Exhibit "C" attached to this Amendment and incorporated by this reference, shall be the sole responsibility of Lessee to be completed, or caused to be completed, at Lessee's solo cost and expense, subject to Lessor's payment of the Allowance, and shall be collectively referred to herein as the "Tenant Improvements Work." Lessee shall use its commercially reasonable efforts to diligently prosecute and substantially complete the Tenant Improvements Work in a timely manner. In the event any Tenant Improvements Work (whether to the Original Premises or the Additional Premises or either or both) shall not be substantially completed by the Rent Commencement Date, such lack of substantial completion shall have no effect whatsoever upon the occurrence of the Rent Commencement Date. Lessee shall cause the Tenant Improvements Work to be constructed in good and workmanlike manner, in lien-free condition, and free of defects in materials and workmanship.

     (d)  Delivery Date: Upon Lessor's substantial completion of the Landlord's
          -------------
     Work to the Original Premises, either Lessor or Lessor's architect shall provide written certification of same to Lessee, and the date of delivery to Lessee of such written certification shall be referred to herein as the "Delivery Date." If Lessor's substantial completion of the Landlord Work to the Original Premises shall be delayed in any material respect by any action or inaction attributable to Lessee, then the Delivery Date shall be deemed to be such earlier date as Lessor's architect shall reasonably determine Lessor's substantial completion of the Landlord Work to the Original Premises would have occurred, but for such delay of Lessee. Lessor and Lessee acknowledge and agree that Lessee's requests for material changes in the Landlord Work (formerly known as the Base Building Work) and the Tenant Improvements Work; suspension or delay in Lessor's prosecution of the Landlord Work; suspension or delay in Lessor's ordering of necessary equipment for the Landlord Work and the Tenant Improvements Work; and expansion into the Additional Premises, have caused delay in Lessor's completion of the improvements to the Project to be completed by Lessor. due to no fault or neglect of Lessor, and such delay would have resulted in delay in the Rent Commencement Date under the Lease, as originally provided. Accordingly, Lessor and Lessee acknowledge and agree that it is a material part of the consideration to Lessor under this Amendment, without which Lessor would not entered into this Amendment, that the Delivery Date shall occur in strict accordance with the provisions of this Paragraph 52, notwithstanding that any Landlord Work to the Additional Premises or any Tenant Improvements Work shall not then be completed. Moreover, Lessor and Lessee further acknowledge and agree that it is a further material part of the consideration to Lessor under this Amendment, without which Lessor would not entered into this Amendment and would have instead satisfied its obligations and exercised its rights and remedies as originally provided in the Lease to the detriment of Lessee, that the Rent Commencement Date shall also occur in strict accordance with the provisions of this Paragraph 52, notwithstanding that, among other things, the Tenant Improvements Work may not then be complete, the Premises may not then be occupied by Lessee, or the Premises may not then be open for business to the general public.

     (e)  Mutual Cooperation and Coordination: Each party agrees to cooperate
          -----------------------------------
     with the other with respect to the exchange of status and scheduling information regarding the progress of the Landlord Work and Tenant Improvements Work. Lessor agrees to provide prior notice to Lessee of the date estimated by Lessor for the Delivery Date, which notice will be provided, if feasible, thirty (30) days prior to the Delivery Date estimated therein. Lessee agrees to provide prior notice to Lessor of the date estimated by Lessee for the completion of the Tenant Improvements Work, which notice will be provided, if feasible, thirty (30) days prior to the completion date estimated therein.

     (f)  Failure to Substantially Complete Landlord Work: In the event the
          -----------------------------------------------
     Landlord Work to the Original Premises has not been substantially completed by Lessor and the Delivery Date has not occurred as required hereunder, due to fault or neglect of Lessor, by May 1, 2001, subject to Force Majeure, Lessee shall be entitled to a penalty to be applied against Lessee's first Base Rent coming due under this Lease equal to One Thousand Dollars ($1,000) for each 24-hour period after May 1, 2001 by which the substantial completion of the Landlord Work to the Original Premises is so delayed due to fault or neglect of Lessor. If such substantial completion does not occur by November 1, 2001 in any event and without extension for Force Majeure, then either Lessor or Lessee, each acting alone, shall be entitled to terminate this Lease upon thirty (30) days prior written notice to the other, provided that, if Lessee shall deliver such termination notice as required hereunder and Lessor shall substantially complete the Landlord Work to the Original Premises and the Delivery Date shall occur within such 30-day period, Lessee's notice shall be null and void, and this Lease shall continue in full force and effect.

     6.  Exteriorization Work: Lease Paragraph 7.4(c) is hereby amended to add
         --------------------
the following additional text at the end of the existing provision:

          Notwithstanding the foregoing, Lessor and Lessee acknowledge and agree that among Lessee's requests for material changes in the Landlord Work and the Tenant Improvements Work referred to in Paragraph 5 above of this Amendment, Lessee may propose removal of a portion of the building improvements of the Project to construct an exterior loading area or other exterior improvements for Lessee's use (collectively, the "Exteriorization Work"). Lessor and Lessee further acknowledge and agree that it is a material part of the consideration to Lessor for this Amendment, without which Lessor would not have entered into this Amendment, that Lessee pay to Lessor, concurrently with Lessee's surrender of the Premises and in all events not later than the Expiration Date or earlier termination date, the reasonable cost and expense, as determined by Lessor, of restoration of the portion of the building improvements removed by Lessee in connection with the Exteriorization Work, including removal of all loading dock and exterior improvements constructed by Lessee and construction of all base, core, shell, and other reasonable building improvements in the Restoration Area to restore to leaseable condition that portion of the building improvements of the Project removed by Lessee in connection with the Exteriorization Work. If Lessee shall fail to satisfy fully its payment obligation set forth above by the Expiration Date, provided Lessee shall have not less than thirty (30) days prior written notice of the amount due to Lessor hereunder, Lessor shall be entitled, at Lessor's election, to use all or any remaining portion of Lessee's security deposit, including without limitation the Letter of Credit, to satisfy such payment obligation of Lessee.

     7.  Tenant Improvements Work; Tenant Improvements Work Letter: Nothing in
         ---------------------------------------------------------
this Amendment shall relieve Lessee of any obligation under the Lease, including without limitation, the Lease Exhibit "C" Tenant Improvements Work Letter, regarding the Tenant Improvements Work. Furthermore, nothing in this Amendment shall limit or restrict any right of Lessor granted under the Lease with respect to the Tenant Improvements Work, including without limitation Lessor's right to approve all Plans therefor. All material changes in any Plans previously approved by Lessor in connection with the Tenant Improvements Work shall be approved by Lessor pursuant to the Lease Exhibit "C" Tenant Improvements Work Letter. All modifications to the Tenant Improvements Work and/or Landlord Work requested by Lessee not previously approved by Lessor shall be subject to Lessor's approval and other rights provided in the Lease Exhibit "C" Tenant Improvements Work Letter and other relevant provisions of the Lease. Once approved by Lessor, all modifications or additional work requested by Lessee shall become part of the Tenant Improvements Work for which Lessee shall be liable, including without limitation all cost and expense thereof. Approval by Lessor of any Tenant Improvements Work shall in no event increase the amounts of the Allowance or the In-Lieu Payments, as provided herein.

     8.  No Change in Tenant Reimbursement Allowance: The maximum amount of the
         -------------------------------------------
Allowance shall remain $1,300,000, as provided in Exhibit "C" Paragraph 4 and shall neither be increased nor decreased by this Amendment. Notwithstanding the foregoing, however, the In-Lieu Payments to be paid by Lessor shall be in addition to the Allowance.

     9.  Effective Date: This Amendment and all provisions hereof shall be
         --------------
effective upon mutual execution by Lessor and Lessee which shall be the date specified in the preamble paragraph above.

     10.  General Provisions: The Lease and all terms and provisions thereof are
          ------------------
and shall remain in full force and effect, except as amended in this Amendment and are hereby ratified and confirmed. The persons executing this Amendment on behalf of each party hereby covenant and warrant that they have been duly authorized and empowered by their respective principals to execute this Amendment and that this Amendment is, and henceforth shall be, the binding obligation of the party on whose behalf such person acted. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and date first set forth above.

"Lessor"                                 "Lessee"
EXPOSITION PROPERTY                      HOMEGROCER. COM, INC.,
ASSOCIATES, LLC,                         a Delaware corporation
a Delaware limited liability company

By:  M&B Capital, LLC,
     a Delaware limited liability         By /s/ Terry Drayton
     company,                                -------------------------------
     Its Managing Member                  Name: Terry Drayton
                                                ----------------------------
                                          Title: President
                                                 ---------------------------


By:__________________________________
   Bryan Ezralow, Trustee                  By /s/ C.J Karaffa
   of the Bryan Ezralow 1994                  ------------------------------
   Trust, Its Member                          Name: C.J Karaffa
                                                    ------------------------
                                              Title: Sr VP Ops
                                                     -----------------------

                                  EXHIBIT "A"

                         Revised Site Plan of Premises
                         -----------------------------

                               (See attachment)

                                  EXHIBIT "A"

                                  [Site Plan]



                CITY OF LOS ANGELES DEPT. OF PARKS & RECREATION

                                 EXHIBIT "B-1"

                             List of Landlord Work
                             ---------------------
                           to be Completed by Lessor
                           -------------------------

     1. Landlord shall undertake structural repairs to walls and roof deck to the satisfaction of the City of Los Angeles Department of Building and Safety, except for that certain new semi-truck and trailer loading area shown on the attached Exhibit "B-1-A."

     2. Landlord shall remove all temporary chain link fencing securing the building and the site as of the date of this Amendment.

     3. Landlord shall restore the existing HVAC system serving the lower deck of the building to working order, including chiller, cooling tower and air handling units to fully operating condition on temporary electrical service lines. Permanent electrical service lines to be part of Tenant's Work.

     4. Landlord shall demolish and remove all drywall partitions and toilet facilities in the building pursuant to Urban Concepts Division 91 permitted plan, dated December 1, 1999.

     5. Landlord shall remove and replace the second level roof deck and roof membrane, including portions demolished subsequent to the earthquake. The replacement roof decking will have a load rating not to exceed 20 psf live load.

     6. Landlord shall warrant that the second level of the building will be suitable for (non-semi-tractor-trailer) parking delivery trucks. The second level, however, is a flat surface without drainage. Scuppers are located around the perimeter of the second level floor for emergency drainage purposes only.

     7. Tenant will have the right to park up to one hundred twenty (120) employee passenger vehicles on the upper level of the building along with up to ninety (90) of Tenant's delivery trucks (but excluding semi-tractor-trailers).

     8. Landlord shall provide protected areas on the ground outside the building as locations for satellite receivers and antennas. Tenant shall have the option to locate such receivers and antennas within the building. Any structural reinforcement required to mount receivers and/or antennas on the roof of the building will be the responsibility of Tenant and such construction shall be subject to Landlord's approval under the Lease. Landlord discloses that Tenant's election to locate its satellite receivers and antennas on the ground outside the building may result in a loss of parking spaces for which Landlord will not be responsible.

                                EXHIBIT "B-1-A"

                               Plot of New Semi-
                               -----------------
                        Truck and Trailer Loading Area
                        ------------------------------

                               (See attachment.)

                                EXHIBIT "B-1-A"

                               Plot of New Semi-
                               -----------------
                        Truck and Trailer Loading Area
                        ------------------------------

                                 EXHIBIT "B-2"

                List of In-Lieu Payments to be Made by Landlord
                -----------------------------------------------


                         (See attachment; also below.)

     In addition to the total of $1,148,927 in In-Lieu Payments shown on the attached Exhibit B-2, Landlord's In-Lieu Payments to Tenant shall include an additional Four Percent (4%) of such amount for a general contractor's fee which equals $45,957.08, for a total of all In-Lieu Payments of $1,194,884.08.

                           [LETTERHEAD OF BENCHMARK]

     East Building Gross Square Footage =     336,382 GSF
     West Building Gross Square Footage =      50,230 GSF
                                              -----------
     Total Building Gross Square Footage =    386.612 GSF
     Building Cost Per Square Foot =                  /SF


BUDGETARY ESTIMATE - HOMEGROCER ALLOWANCES

ACCT                                        ITEM                         QTY    UNIT  UNIT PRICE  ITEM TOTALS    ACCT SUB
                                                                                                                   TOTAL
----------------------------------------------------------------------------------------------------------------------------
1002      CLEAN-UP
----------------------------------------------------------------------------------------------------------------------------
             General Clean-up                                                1   LS    10,000.00       10,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,000
----------------------------------------------------------------------------------------------------------------------------
2100      DEMOLITION
----------------------------------------------------------------------------------------------------------------------------
             Demolition of concrete stair along La Brea Ave.                 1   LS     6,000.00        6,000
----------------------------------------------------------------------------------------------------------------------------
             Remove striping @ 2nd floor                                     1   LS     9,000.00        9,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      15,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
2500      ASHALTIC PAVING AND SITE CONCRETE
----------------------------------------------------------------------------------------------------------------------------
             Misc. curb repair damaged by General Contractor               100   LF        13.00        1,300
----------------------------------------------------------------------------------------------------------------------------
             Misc. curb replacement damaged by General Contractor          100   LF        13.00        1,300
----------------------------------------------------------------------------------------------------------------------------
             Asphaltic paving repairs @ north entrance (dam'd by SE)       800   SF         3.75        3,000
----------------------------------------------------------------------------------------------------------------------------
             Slurry coat existing site paving                           68,009   SF         0.07        4,761
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,361
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
2580      STRIPING
----------------------------------------------------------------------------------------------------------------------------
             Paint curbs for fire lanes (158 LF)                           158   LF         0.50           79
----------------------------------------------------------------------------------------------------------------------------
             ADA Handicap stalls @ north & south of site (7 total)           7   EA        30.00          210
----------------------------------------------------------------------------------------------------------------------------
             Single line stalls @ north & south of site (162 total)        162   EA         5.00          810
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,099
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
2830      FENCES AND GATES
----------------------------------------------------------------------------------------------------------------------------
             New wrought iron fence (Picket type w/posts)                  473   LF        22.00       10,406
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,406
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
2900      LANDSCAPING & IRRIGATION
----------------------------------------------------------------------------------------------------------------------------
             24" box, 10' - 12' high, deep root eucalyptis trees            20   EA       250.00        5,000
----------------------------------------------------------------------------------------------------------------------------
             New site irrigation and plantings @ west and north
              elevation                                                  3,800   SF         4.00       15,200
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,200
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
3210      REINFORCING STEEL
----------------------------------------------------------------------------------------------------------------------------
             Site Rebar                                                      1   LS     3,500.00        3,500
----------------------------------------------------------------------------------------------------------------------------
             Rebar @ north entrance stair repair (damaged by SE) (147 LF)  122  LB.         0.50           61
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       3,561
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
3300      CAST-IN-PLACE CONCRETE
----------------------------------------------------------------------------------------------------------------------------
             2 stairs along La Brea Ave.                                     1   LS    15,000.00       15,000
----------------------------------------------------------------------------------------------------------------------------
             Chip & level raised concrete slab areas
              along 19-line in east building                               960   SF         1.50        1,440
----------------------------------------------------------------------------------------------------------------------------
             Leveling slab (slurry) at dips in concrete along
              20-line in west building                                     960   SF         1.50        1,440
----------------------------------------------------------------------------------------------------------------------------
             T-10 landing replacement                                        1   LS       500.00          500
----------------------------------------------------------------------------------------------------------------------------
             Reset handrail @ metal stair removed by GC @ T-line: 8-10       1   LS       500.00          500
----------------------------------------------------------------------------------------------------------------------------
             Concrete @ north entrance stair repair (damaged by SE)
              (147 LF)                                                       2   CY       500.00        1,000
----------------------------------------------------------------------------------------------------------------------------
             Reset metal stair removed by GC @ T-line:8-10                   1   LS     3,000.00        3,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      22,880
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
3355      HYDRO BLASTING
----------------------------------------------------------------------------------------------------------------------------
             Powerwashing north ramp                                         1   LS     1,000.00        1,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
4200      CONCRETE MASONRY UNITS
----------------------------------------------------------------------------------------------------------------------------
             CMU @ T-10 landing replacement (8" block, cells filled)        25   SF        11.00          275
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         275
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
5120      STRUCTURAL STEEL
----------------------------------------------------------------------------------------------------------------------------
             Additional steel at modernized elevator                         1    LS    6,500.00        6,500
----------------------------------------------------------------------------------------------------------------------------

                                                                                                       6,500
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
5500      MISCELLANEOUS METALS
------------------------------------------------------------------------------------------------------------
             Reset bollards at HVAC ducts, enclosures, etc.        90    EA        135.00    12,150
------------------------------------------------------------------------------------------------------------
                                                                                                      12,150
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
5510      METAL STAIRS
------------------------------------------------------------------------------------------------------------
             New stair #5 from 2nd floor to roof per 6/A4.1        30   RISER      360.00    10,800
------------------------------------------------------------------------------------------------------------
                                                                                                      10,800
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
5520      HANDRAILS & RAILINGS
------------------------------------------------------------------------------------------------------------
             Resent handrail @ T-10 landing replacement             1    LS        500.00       500
------------------------------------------------------------------------------------------------------------
             New wall mounted handrail @ int. stair 24-line: F-G   36    LF         25.00       900
------------------------------------------------------------------------------------------------------------
             Add S.S. cable to existing Stair #5 multi-line
             handrails                                             35    LF         70.00     2,450
------------------------------------------------------------------------------------------------------------
             New multi-line handrail @ stair #1                   144    LF         31.50     4,536
------------------------------------------------------------------------------------------------------------
             New multi-line handrail @ stair #2                   144    LF         31.50     4,536
------------------------------------------------------------------------------------------------------------
             New multi-line handrail @ stair #4                   144    LF         31.50     4,536
------------------------------------------------------------------------------------------------------------
             New multi-line handrail @ stair #5                   144    LF         31.50     4,536
------------------------------------------------------------------------------------------------------------
             New multi-line handrail @ stair #6                   144    LF         31.50     4,536
------------------------------------------------------------------------------------------------------------
                                                                                                      26,530
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
6100      ROUGH CARPENTRY
------------------------------------------------------------------------------------------------------------
             Miscellaneous (Backing for handrails in GWB)           1    LS      2,000.00     2,000
------------------------------------------------------------------------------------------------------------
                                                                                                       2,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
7200      INSULATION (per 1/A4.8 and floor plans)
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ int. stair 24-line:F-G (2X6
             @ 20'h) @ 1st floor                                1,360    SF          0.40       544
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #1 enclosure (2X6 @ 20'h)
             @ 1st floor                                          695    SF          0.40       278
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #2 enclosure (2X6 @ 20'h)
             @ 1st floor                                          707    SF          0.40       283
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #4 enclosure (2X6 @ 20'h)
             @ 1st floor                                          575    SF          0.40       230
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #5 enclosure (2X6 @ 20'h)
             @ 1st floor                                          610    SF          0.40       244
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #6 enclosure (2X6 @ 20'h)
             @ 1st floor                                          707    SF          0.40       283
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ main switch room (2X6 @ 20'h)
             @ 1st floor                                          760    SF          0.40       304
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ electrical telephone room (2X6
             @ 20'h) @ 1st floor                                  320    SF          0.40       128
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ HVAC louver intakes
             (2X6 @ 20'h) @ 1st floor                           1,500    SF          0.40       600
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #5 enclosure
             (2X6 @ 20'h) @ 2nd floor                             610    SF          0.40       244
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ int. stair 24-line:F-G
             (2X6 @ 10'h) @ 2nd floor                             680    SF          0.36       245
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #1 enclosure
             (2X6 @ 10'h) @ 2nd floor                             348    SF          0.36       125
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #2 enclosure
             (2X6 @ 10'h) @ 2nd floor                             353    SF          0.36       127
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #4 enclosure
             (2X6 @ 10'h) @ 2nd floor                             288    SF          0.36       104
------------------------------------------------------------------------------------------------------------
             R-13 Batt 6" wall @ stair #6 enclosure
             (2X6 @ 10'h) @ 2nd floor                             353    SF          0.36       127
------------------------------------------------------------------------------------------------------------
             R-13 Batt ceiling @ int. stair 24-line: F-G
             (2X6 @ 10'h) @ 2nd floor                             240    SF          0.36        86
------------------------------------------------------------------------------------------------------------
             R-13 Batt ceiling @ stair #1 enclosure
             (2X6 @ 10'h) @ 2nd floor                             255    SF          0.36        92
------------------------------------------------------------------------------------------------------------
             R-13 Batt ceiling @ stair #2 enclosure
             (2X6 @ 10'h) @ 2nd floor                             262    SF          0.36        94
------------------------------------------------------------------------------------------------------------
             R-13 Batt ceiling @ stair #4 enclosure
             (2X6 @ 10'h) @ 2nd floor                             188    SF          0.36        68
------------------------------------------------------------------------------------------------------------
             R-13 Batt ceiling @ stair #6 enclosure
             (2X6 @ 10'h) @ 2nd floor                             262    SF          0.36        94
------------------------------------------------------------------------------------------------------------
                                                                                                       4,300
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
8100      HOLLOW METAL DOORS AND FRAMES
------------------------------------------------------------------------------------------------------------
             New HM door/frames @ interior stairwell enclosures     6    EA        300.00     1,800
------------------------------------------------------------------------------------------------------------
             New 18 HM doors/ frames @ 1st floor excl. A-line      18    EA        300.00     5,400
------------------------------------------------------------------------------------------------------------
                                                                                                       7,200
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
8330      COILING DOORS
------------------------------------------------------------------------------------------------------------
             Replace exterior coiling doors over storefront
             entrances @ T-line                                     5    EA      2,000.00    10,000
------------------------------------------------------------------------------------------------------------
             New coiling doors to fit existing 8' x 7'
             openings (FC22 Ga.)                                    9    EA      2,000.00    18,000
------------------------------------------------------------------------------------------------------------
                                                                                                      28,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
8410      ALUMINUM STOREFRONTS
------------------------------------------------------------------------------------------------------------
             Refurb/replace custom double storefront doors &
             hardware @ T-line                                      5    EA      1,132.00     5,660
------------------------------------------------------------------------------------------------------------
             Replace glazing, mullions, inserts @ elevator tower    1    LS     10,000.00    10,000
------------------------------------------------------------------------------------------------------------
                                                                                                      15,660
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
8710      HARDWARE
------------------------------------------------------------------------------------------------------------
             New hardware for interior doors @ stairwell
             enclosures                                             6    PKG       200.00     1,200
------------------------------------------------------------------------------------------------------------
             New hardware for exterior HM doors @ 1st floor excl.
             A-line                                                18    PKG       300.00     5,400
------------------------------------------------------------------------------------------------------------
                                                                                                       6,600
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
9200      METAL STUDS @ DRYWALL (per 1/A4.8 and floor plans)
            Studs/Gyp @ int. stair 24-line: F-G (1 hr; 1+1 5/8"
            type-X, mud / tape) @ 1st floor                     1,360    SF          5.75     7,820
------------------------------------------------------------------------------------------------------------

        Studs/Gyp @ stair #1 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 1st floor                             695    SF          5.75     3,996
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #2 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 1st floor                             695    SF          5.75     3,996
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #4 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 1st floor                             575    SF          5.75     3,306
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #5 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 1st floor                             610    SF          5.75     3,508
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #6 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 1st floor                             707    SF          5.75     4,065
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ int. stair 24-line:F-G (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                             760    SF          5.75     4,370
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #1 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                             320    SF          5.75     1,840
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #2 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                           1,500    SF          5.75     8,625
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #4 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                             610    SF          5.75     3,508
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #5 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                             680    SF          4.75     3,230
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ stair #6 enclosure (1 hr; 1+1 5/8"
        type-X, mud / tape) @ 2nd floor                             348    SF          4.75     1,653
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ main switch room (1 hr; 1+1 5/8" type-X,
        mud / tape)                                                 348    SF          4.75     1,653
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ electrical telephone room (1 hr; 1+1 5/8"
        type-X, mud / tape)                                         288    SF          4.75     1,368
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ HVAC louver intakes (1 hr; 1+1 5/8"
        type-X, mud / tape)                                         353    SF          4.75     1,677
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp @ main switch room (1 hr; 1+1 5/8" type-X,
        mud / tape)
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp-ceiling @ int. stair 24-line:F-G (1 hr; 1+1
        5/8" type-X, mud / tape) @ 2nd floor                        240    SF          4.75     1,140
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp-ceiling @ stair #1 enclosure (1 hr; 1+1
        5/8" type-X, mud / tape) @ 2nd floor                        257    SF          4.75     1,221
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp-ceiling @ stair #2 enclosure (1 hr; 1+1
        5/8" type-X, mud / tape) @ 2nd floor                        262    SF          4.75     1,245
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp-ceiling @ stair #4 enclosure (1 hr; 1+1
        5/8" type-X, mud / tape) @ 2nd floor                        188    SF          4.75       893
--------------------------------------------------------------------------------------------------------------
        Studs/Gyp-ceiling @ stair #6 enclosure (1 hr; 1+1
        5/8" type-X, mud / tape) @ 2nd floor                        262    SF          4.75     1,245
--------------------------------------------------------------------------------------------------------------
                                                                                                        60,358
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
9860 GRAFITTI RESISTANT COATING
--------------------------------------------------------------------------------------------------------------
        All around building to 10'h per City of LA code          17,760    SF          0.65    11,544
--------------------------------------------------------------------------------------------------------------
                                                                                                        11,544
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
9900 PAINTING
--------------------------------------------------------------------------------------------------------------
        Building exterior: 1 coat epoxy primer, 2 coats
        acrylic masonry paint, up to 2 colors                         1    LS     86,000.00    86,000
--------------------------------------------------------------------------------------------------------------
        Mask, clean, repaint HM doors/frames @ interior
        stairwell enclosures                                          6    EA        100.00       600
--------------------------------------------------------------------------------------------------------------
        Mask, clean, repaint custom storefront @ T-line               5    EA        200.00     1,000
--------------------------------------------------------------------------------------------------------------
        Repaint coiling doors to remain (8' x 7')                     6    EA        300.00     1,800
--------------------------------------------------------------------------------------------------------------
        Painting railings at north ramp/stair railings                1    LS      1,500.00     1,500
--------------------------------------------------------------------------------------------------------------
        Repaint NW exit stairs handrails                              1    LS        700.00       700
--------------------------------------------------------------------------------------------------------------
        Repaint NE exit stairs handrails                              1    LS        700.00       700
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ int. stair 24-line:F-G (2x @ 20'h) @
        2nd floor                                                 2,720    SF          0.50     1,360
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #1 enclosure (2x6 @ 20'h) @ 1st
        floor                                                     1,390    SF          0.50       695
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #2 enclosure (2x6 @ 20'h) @ 1st
        floor                                                     1,390    SF          0.50       695
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #4 enclosure (2x6 @ 20'h) @ 1st
        floor                                                     3,550    SF          0.50     1,775
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #5 enclosure (2x6 @ 20'h) @ 1st
        floor                                                     1,220    SF          0.50       610
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #6 enclosure (2x6 @ 20'h) @ 1st
        floor                                                     1,414    SF          0.50       707
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ main switch room (1 hr; 1+1 5/8"
        type-X, mud / tape)                                       1,520    SF          0.50       760
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ electrical telephone room (2x6 @ 20'h)      640    SF          0.50       320
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ HVAC louver intakes (2x6 @ 20'h)          1,500    SF          0.50       750
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #5 enclosure (2x6 @ 20'h) @ 2nd
        floor                                                     1,220    SF          0.50       610
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ int. stair 24-line:F-G (2x6 @ 10'h) @
        2nd floor                                                 1,360    SF          0.50       680
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #1 enclosure (2x6 @ 10'h) @ 2nd
        floor                                                       696    SF          0.50       348
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #2 enclosure (2x6 @ 10'h) @ 2nd
        floor                                                       696    SF          0.50       348
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #4 enclosure (2x6 @ 10'h) @ 2nd
        floor                                                       576    SF          0.50       288
--------------------------------------------------------------------------------------------------------------
        Paint drywall @ stair #6 enclosure (2x6 @ 10'h) @ 2nd
        floor                                                       706    SF          0.50       353
--------------------------------------------------------------------------------------------------------------
        Paint drywall-ceiling @ int. stair 24-line:F-G (2x6)
        @ 2nd floor                                                 240    SF          0.50       120
--------------------------------------------------------------------------------------------------------------
        Paint drywall-ceiling @ stair #1 enclosure (2x6) @
        2nd floor                                                   257    SF          0.50       129
--------------------------------------------------------------------------------------------------------------
        Paint drywall-ceiling @ stair #2 enclosure (2x6) @
        2nd floor                                                   262    SF          0.50       131
--------------------------------------------------------------------------------------------------------------
        Paint drywall-ceiling @ stair #4 enclosure (2x6) @
        2nd floor                                                   188    SF          0.50        94
--------------------------------------------------------------------------------------------------------------
        Paint drywall-ceiling @ stair #6 enclosure (2x6) @
        2nd floor                                                   262    SF          0.50       131
--------------------------------------------------------------------------------------------------------------
                                                                                                       103,204
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
10500 FIRE EXTINGUISHERS AND CABINET
--------------------------------------------------------------------------------------------------------------
        Fire extinguishers - 5 lb.                                   20    EA         70.00     1,400
--------------------------------------------------------------------------------------------------------------
        Flush mounted fire extinguisher cabinets                     20    EA         45.00       900
--------------------------------------------------------------------------------------------------------------
                                                                                                         2,300
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
14200 ELEVATOR
--------------------------------------------------------------------------------------------------------------
        2 stop, 19'-6" travel, elevator w/ standard finishes          1    EA     48,700.00    48,700
--------------------------------------------------------------------------------------------------------------
                                                                                                        48,700
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
15510 FIRE SPRINKLER
--------------------------------------------------------------------------------------------------------------
        Shell & Core:
--------------------------------------------------------------------------------------------------------------
        New automatic fire sprinkler system @ 2nd floor
        complete, and 1st floor stairwells                            1    LS       176,000   176,000
--------------------------------------------------------------------------------------------------------------
        New separate floor control valves @ each fire riser               INCL
--------------------------------------------------------------------------------------------------------------
        Hydro-test existing piping                                        INCL
        Repairs to existing 1st floor automatic fire
        sprinkler system                                              1    LS     60,000.00    60,000
--------------------------------------------------------------------------------------------------------------

                                                                                                         236,000
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
15600 HVAC
------------------------------------------------------------------------------------------------------------------
        Shell & Core:
------------------------------------------------------------------------------------------------------------------
        Garage ventilation system (figured @ 325 pass.
        vehicle capacity)                                             1    LS     175,000.00    175,000
------------------------------------------------------------------------------------------------------------------
                                                                                                           175,000
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
16000 ELECTRICAL
------------------------------------------------------------------------------------------------------------------
        Shell & Core
------------------------------------------------------------------------------------------------------------------
        Retrofit Existing Switch Gear (Main switch board)             1    LS     297,300.00    297,300
------------------------------------------------------------------------------------------------------------------
        Recondition Existing Lighting @ 1st Floor (50 fc)                 INCL
------------------------------------------------------------------------------------------------------------------
        Recondition Existing Lighting @ 2nd Floor (5-10 fc)               INCL
------------------------------------------------------------------------------------------------------------------
        Recondition Site Lighting (1 fc)                                  INCL
------------------------------------------------------------------------------------------------------------------
        House panels: One High Voltage for future build-out               INCL
------------------------------------------------------------------------------------------------------------------
        House panels: One Low voltage for house lighting and
        site lighting                                                     INCL
------------------------------------------------------------------------------------------------------------------
        Reconnect feeders to elevator controllers (existing
        elevator)                                                         INCL
------------------------------------------------------------------------------------------------------------------
        Interface with HVAC systems                                       INCL
------------------------------------------------------------------------------------------------------------------
        Fire system monitoring                                            INCL
------------------------------------------------------------------------------------------------------------------
        New D-mark telephone into west building                           INCL
------------------------------------------------------------------------------------------------------------------
        Exit lighting with emergency battery back-up lighting             INCL
------------------------------------------------------------------------------------------------------------------
                                                                                                           297,300
------------------------------------------------------------------------------------------------------------------
      TOTAL DIRECT COSTS                                                                      1,148,927  1,148,927
------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "C"

                     List of Improvements Included Within
                     ------------------------------------
                         the Tenant Improvements Work
                         ----------------------------
                           to be Completed by Lessee
                           -------------------------


  1. All work shown and described in Exhibit "B-2" (subject to Landlord's payment of the In-Lieu Payments).

  2. All work indicated in Exhibit "B-1" as a part of Tenant's Work.

  3. Any and all work desired by Tenant or required by the applicable governmental authorities and not included within Landlord's Work as shown on Exhibit "B-1."